SAND HILL PORTFOLIO MANAGER FUND

                       A "SERIES" OF THE WORLD FUNDS, INC.

                               1500 Forest Avenue
                                    Suite 223
                            Richmond, Virginia 23229
                           1-800-527-9525 (Toll Free)


                                   PROSPECTUS
                                Dated May 1, 1998


This Prospectus offers shares of the Sand Hill Portfolio Manager Fund (the "Fund"), a no-load diversified series of The World Funds, Inc. (the "Company"), an open-end management investment company commonly known as a "mutual fund." The Company is currently composed of three series.

The Fund seeks to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (e.g., stocks), debt securities (e.g., bonds) and short term investments.

This Prospectus sets forth concisely the information about the Fund which a prospective investor should know before investing. It should be read and retained for future reference. More information about the Fund has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated May 1, 1998, which is available at no charge upon written request to the Fund. The Fund's Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                                TABLE OF CONTENTS


         PROSPECTUS SUMMARY...........................................  1

         FUND EXPENSES................................................  2

         FINANCIAL HIGHLIGHTS.........................................  4

         1997 PERFORMANCE.............................................  6

         THE WORLD FUNDS, INC.........................................  6

         INVESTMENT OBJECTIVE.........................................  7

         WHY INVEST IN THE FUND.......................................  7

         ASSET ALLOCATION POLIC.......................................  7

         ADDITIONAL INFORMATION ON INVESTMENTS, POLICIES AND RISKS...  10

         PERFORMANCE TERMS AND COMPUTATIONS........................... 15

         THE FUND'S MANAGEMENT.........................................16

         HOW TO INVEST................................................ 19

         HOW TO REDEEM SHARES......................................... 20

         HOW TO TRANSFER SHARES....................................... 22

         ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS................... 22

         SPECIAL SHAREHOLDER SERVICES................................. 23

         HOW NET ASSET VALUE IS DETERMINED............................ 23

         DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.................... 23

         TAXES........................................................ 24

         GENERAL INFORMATION ABOUT THE FUND........................... 25

         TO OBTAIN MORE INFORMATION................................... 27

SAND HILL PORTFOLIO MANAGER FUND

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objective: The investment objective of the Sand Hill Portfolio Manager Fund (the "Fund") is to seek to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (e.g., stocks), debt securities (e.g., bonds) and short term investments. As with any mutual fund, there is no assurance that the Fund will achieve its objective. See "Investment Objective" on Page 7.

Investment Advisor: Sand Hill Advisors, Inc. (the "Investment Advisor") is the investment advisor of the Fund. See "The Fund's Management" on Page 16.

Distributions/Dividends: Paid annually from available capital gains and income. See "Dividends and Capital Gains Distributions" on Page 23.

Reinvestment: Distributions may be reinvested automatically without a sales charge. See "Dividends and Capital Gains Distributions" on Page 23.

Initial Purchase: $25,000 minimum (may be waived under certain circumstances.) See "How to Invest" on Page 19.

Subsequent Purchases:  $50 minimum.  See "How to Invest" on Page 19.

Net Asset Value: The net asset value per share of the Fund is calculated on each day that the New York Stock Exchange is open for trading. You may obtain the net asset value per share of the Fund by calling 1-800-527-9525. See "How Net Asset Value is Determined" on Page 19.

No Sales Charge or Redemption Fees: The Fund's shares are sold at their net asset value per share, with no sales charges, Rule 12b-1 fees, redemption fees (except for telephone redemptions) or exchange fees.

Principal Risk Factors: The Fund invests in different types of securities issued in the United States or abroad. Its performance will be influenced by various factors, including market and economic conditions, company-specific developments and the skill of the Investment Advisor in allocating investments among equity securities, debt securities and other investments. See "Asset Allocation Policies". The Fund may invest in foreign securities, and therefore may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, taxes, adverse social or political developments and other factors. See "Foreign Securities and Depository Receipts".

Year 2000: Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Investment Advisor, the Fund's distributor, First Dominion Capital Corp., the Fund's Administrator, Commonwealth Shareholder Services, Inc., and the Fund's transfer agent and dividend disbursing agent, Fund Services, Inc. have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to january 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Investment Advisor has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Investment Advisor have no reason to believe that these goals will not be achieved.

FUND EXPENSES

Shareholder Transaction Expenses

         Sales Load Imposed on Purchases                               None

         Sales Load Imposed on Reinvested Dividends                    None

         Redemption Fees                                               None*

         Exchange Fees                                                 None

------------------
*A shareholder placing a telephone redemption request will be charged $10 for each transaction using such service.

Estimated Annual Fund Operating Expenses (as % of average daily net assets)

         Management Fee                                                1.00%

         12b-1 Fees                                                    None

         Other Operating Expenses (after expense credits)**            0.90%***
                                                                       -----


         Total Fund Operating Expenses (after expense
         credits)                                                      1.90%


------------------
**The Investment Advisor has voluntarily undertaken to waive its management fee, otherwise payable at an annual rate of 1.00%, or to reimburse expenses of the Fund, so that Total Fund Operating Expenses do not exceed an annual rate of 1.90% of average daily net assets.

*** Absent such expense credits, the Funds "Other Operating Expense" would have been 0.18% higher during the fiscal year ended December 31, 1997.

The purpose of this table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. The expenses and fees in the table are the estimated annualized expenses that are expected to be incurred by the Fund for the fiscal period ending December 31, 1998 and are based on the Fund's actual expenses for the fiscal year ended December 31, 1997. Management expects that as the Fund

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increases  in size its  Other  Operating  Expenses  will  decline  as an  annual percentage rate, reflecting economies of scale.

Example of Expenses

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees (apart from small per transaction charges for telephone redemption services as noted above.)

   1 Year                      3 Years                5 Years   10 Years

    $19                         $60                   $103       $222



These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS

The Fund is a newly-organized series that succeeded to the operations of the Sand Hill Fund on August 18, 1997, the effective date of the Reorganization. Set forth below are the Fund's Financial Highlights for the periods indicated which have been audited by Tait, Weller and Baker, independent certified public accountants, whose unqualified report thereon appears with the Fund's audited financial statements in its Annual Report to Shareholders for the year ended December 31, 1997 (the "Annual Report"). The accountant's report and the Fund's audited financial statements and performance information are included in the Fund's Annaul Report.

For a share outstanding during the period indicated:

                         Year Ended     Year Ended     January 2, 1995*
                         December 31,   December 31,   to December 31,
                              1997           1996                1995
                           ----------     ----------          -------

Per share operating
performance
Net asset value
  beginning period        $12.79        $11.11             $10.00
                          ------        ------             ------
Income from investment
  operations
Net investment income      0.09          0.14                 0.06
Net realized and unrealized
  gain on investments      2.20          2.02                 1.10
                           ----          ----                 ----
Total from investment
  operations               2.29          2.16                 1.16
                           ----          ----                 ----

Less distributions-
Distributions from net
  investment income       (0.08)        (0.15)               (0.05)
Distributions from
  capital gains           (0.43)        (0.33)                0.00
                          ------        ------                ----
Total distributions       (0.51)        (0.48)               (0.05)
                          ------        ------               ------
Net asset value,
 end of period            $14.57        $12.79               $11.11
                          ======        ======               ======

Total Return               17.87%       19.57%               11.60%
Ratios/Supplemental Data
Net Assets, end of
  period (000's)          $10,566       $ 6,459            $ 4,025
Ratio to average net
 assets-(A)

  Expense ratio (B)         2.08%          2.50%              3.03%**
  Expense ratio-net(C)      1.90%          2.00%              1.90%**
  Net investment income     0.71%          1.29%              0.52%**
Portfolio turnover rate    16.48%         32.97%             40.96%
Average brokerage
 commission per share      $0.0459        $0.0581               --

-------------------
*        Commencement of operations.
**       Annualized
(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by 0.64% in 1996 and 1.00% in 1995.
(B) Expense ratio has been increased to include custodian fees which were offset by custodian credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

1997 PERFORMANCE

The Fund's total return for the year ended August 18, 1997 was 17.81%, as compared with the returns of the following relevant indices:

      S&P 500 Index                                      33.34%
      MSCI EAFE (international index)                     1.78%
      Salomon Treasury Bond Index                         9.63%
      U.S. Treasury Bills (cash surrogate)                5.59%

At the end of the year, the composition of the Fund was 57.5% Domestic Stocks, 11.6% International Stocks, 19.6% Domestic Bonds and 11.3% cash. These percentages roughly correspond to the weightings in the Fund over the course of the year, although cash was generally below 10% of total assets throughout the year. The Domestic Stock portfolio consisted of 38 companies representing a cross-section of industries and market capitalizations, although the majority of the companies had market capitalizations over $1 billion. Sectors represented in the fund included Technology (17.8% of the domestic stock portfolio), Health Care (13.6%), Consumer Staples (12.1%) Consumer Cyclicals (11.6%), Energy
(11.3%) and Financials (10.2%). Other sectors had smaller weightings. The largest single stock position in the fund represented 2.3% of total assets.

The International Stock allocation in the fund consisted of American Depository Receipts ("ADRs as described on page ___") of 17 companies and one WEB. The international stocks in the Fund were represented by larger companies from a variety of industries and countries. The international allocation at the end of 1997 was as follows: Europe 42.9%, Japan 23.3%, Southeast Asia, 20.2% and Latin America 11.3%.

The Domestic Bond allocation in the Fund consisted entirely of US Treasury Notes of varying maturities between two and nine years.


THE WORLD FUNDS, INC.

The Fund is a no-load series of The World Funds, Inc. (the "Company"), an open-end, diversified management investment company incorporated in Maryland in 1997. The Company currently consists of one series, and the Board of Directors of the Company (the "Board of Directors") may elect to add more series in the future. A minimum initial investment of $25,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $50 or more.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (e.g., stocks), debt securities (e.g., bonds) and short term investments. By allocating investments across broad asset classes, the
Investment Advisor seeks to achieve over time a high total return, yet experience lower price volatility than might be inherent in a more limited asset mix.

The investment objective of the Fund may not be changed without the approval of shareholders. There is no assurance that the investment objective can be achieved. Unless specifically stated otherwise, each of the Fund's other investment policies may be changed by the Board of Directors, without shareholder approval.

Because the value of the securities in which the Fund may invest may fluctuate from day-to-day, the value of an investment in the Fund will vary based upon the Fund's investment performance. When you sell your shares of the Fund, they may be worth more or less than their cost to you.

WHY INVEST IN THE FUND?

The Fund is designed for investors seeking maximum total return through a professionally managed portfolio that provides a mix of domestic and foreign stocks, bonds and short term investments. The purpose of an investment in the Fund is to seek representation in a wide selection of asset classes and markets with specific allocations and securities selections set by an experienced portfolio management organization.

The Fund provides an easy, efficient and low cost way of investing in a carefully selected, continuously managed and diversified portfolio of equity securities, debt securities and short term investments. (See "Equity Securities, Debt Securities and Short Term Investments" on Page ____).

ASSET ALLOCATION POLICIES

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. Investments will be selected based not only upon the Investment Advisor's evaluation of the merits of the particular investment, but also upon the Investment Advisor's evaluation of the investment's relationship to other investments in the portfolio. National economies and their investment markets change at varying rates and not necessarily in tandem with one another. Many foreign markets do not have the maturity, depth, or liquidity of the U.S. market. Therefore, the opportunity to take advantage of their growth normally means acceptance of higher price volatility than is usual in the U.S. The Investment Advisor believes that by allocating investments among equity, debt and short term asset classes in different markets, the Fund can seek to benefit from the faster growth of several markets. In addition, investing assets in a number of markets may provide less portfolio value volatility than might otherwise result from investment in a single market.

The Fund's investments are allocated among equity securities, debt securities and short term investments according to the Investment Advisor's anticipation of risks and returns for each asset class. There are no limitations on the amount of the Fund's assets which may be allocated to each of these three asset classes. The Investment Advisor believes that, over time, common stocks produce the greatest return among these asset classes. Therefore, common stocks will normally comprise a large percentage of the invested assets. Bonds, or other evidences of indebtedness, will be used to generate income, to seek capital gains and to dampen portfolio volatility. While broad representation in markets and asset classes is the purpose of the Fund, the Investment Advisor intends to retain the flexibility necessary to move among asset classes and markets as changing conditions of the United States and foreign economies warrant. Asset classes will be considered both for their total return potential as well as for the defensive or strategic aspects they offer the portfolio. To that end, interest-earning short term investments will, in varying degrees, be a component of the overall asset allocation.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Investment Advisor to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

Equity Securities, Debt Securities and Short-Term Investments

The three major asset classes in which the Fund will invest, as defined by the Investment Advisor, are equity securities, debt securities and short term investments. Short term investments are debt securities with less than three years to maturity, and are viewed as comprising a different type of investment risk than longer term debt securities, that involve less risk of interest rate volatility, but more risk of market value volatility.

Within each of these asset classes, the Fund may invest in foreign or domestic securities.

Equity Securities consist of common stocks as well as warrants, rights, and securities which are convertible into common stocks, such as convertible bonds.

The Investment Advisor uses valuation screens for the Fund's equity holdings primarily involving an analysis of a company's cash flow return on investment. Specifically, the Investment Advisor determines the cash flow of a company and then applies a market derived discount rate to the cash flows. Next the Investment Advisor determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Investment Advisor also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Stocks and other equity securities are subject to the risk that the prices of specific stocks of equity securities in general will decline in value over short or even extended periods of time.

Debt Securities consist of the following bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors:

*    obligations  issued  or  guaranteed  by the U.S.  Government  or a  foreign
     national  government  or  the  agencies,   instrumentalities  or  political
     subdivisions of the U.S. Government or a foreign government;

* obligations issued or guaranteed by supranational organizations (e.g., the European Investment Bank, Inter-American Development Bank and World Bank.

*        obligations of foreign or domestic corporations;

*    long term debt securities issued by banks or bank holding companies; and

* other debt securities whose purchase is consistent with the investment objective of the Fund.

Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay their debt, and have varying degrees of risk. The market values of debt securities are influenced primarily by credit risk (the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities) and interest rate risk (the risk that changes in prevailing interest rates will increase or decrease the prices of outstanding debt securities.) Generally, the market values of fixed-rate debt securities vary inversely with changes in prevailing interest rates. When interest rates rise, fixed-rate debt securities fall in market value. Conversely, when interest rates fall, fixed-rate debt securities increase in market value.

There is no limit on the maturities of the debt securities that the Investment Advisor will select. Rather, the Investment Advisor will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Advisor's fundamental outlook for currency and interest rate trends around the world.

The Fund will invest in investment grade debt securities, which are debt securities that bear the rating BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or unrated securities that the

Investment Advisor deems to be of comparable quality. However, the Fund reserves the right to invest its assets in lower quality debt securities, which are commonly known as "junk bonds". It will do so to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or that are unrated but are of comparable quality as determined by the Investment Advisor. If that policy should change, the Fund will revise its prospectus and advise the Fund's shareholders.

After its purchase by the Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio to meet the 5% limit discussed above.

Short Term Investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits, bankers acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements. Depending on the Investment Advisor's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash to protect against adverse movements of interest rates or to provide liquidity.

ADDITIONAL INFORMATION ON INVESTMENTS, POLICIES AND RISKS

The Fund may invest in the securities, and engage in the investment practices, described below, each of which may involve the specific risks which are described. The Fund may not buy all of these securities or engage in all of these investment practices at any one time or even over an extended period of time. See the Statement of Additional Information for more detailed information about these securities and investment practices, including limitations designed to reduce related risks.

Foreign Securities and Depository Receipts

Investing in foreign securities may involve special risks, such as:

         Social or Political Risk. Social or political instability, limitations on the removal of funds from foreign countries, expropriation, repudiation by a foreign government of its debt, or confiscatory taxes could adversely affect the value of the Fund's foreign investments.

         Currency Risk. The U.S.dollar value of a foreign security could decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and could increase when the U.S. dollar falls against that currency.

         Market Risk. Foreign securities may be less liquid and show greater price volatility than domestic securities.

         Regulatory Risk. Foreign issuers of securities are not generally subject to the regulatory controls or the accounting and financial reporting standards imposed on U.S. issuers. There is generally less publicly available information about foreign securities than about domestic securities. Also, judicial or administrative judgments may be more difficult to enforce abroad.

The foreign securities the Fund purchases may be bought directly in their principal markets abroad or they may be acquired through the use of depository receipts. The Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other similar depository receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs are organized without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, convertible securities provide an opportunity to participate in capital appreciation resulting from an increase in the value of a convertible security's underlying common stock. The value of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines. For purposes of considering convertible securities for purchase by the Fund, the Investment Advisor evaluates convertible securities by standards applicable to equity securities and not by debt securities ratings.

Investment Companies

The Fund may invest up to 10% of its total assets in shares of closed-end investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which the Fund can invest in the securities markets of those countries. Investment in the shares of other investment companies may involve duplicative investment advisory and administrative expenses and is subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). See The Statement of Additional Information for a description of these limitations.

Zero Coupon Securities

The Fund may purchase zero coupon securities (each, a "Zero"). Zeroes pay no income until maturity and are sold at substantial discounts from their stated redemption price at maturity. When held to maturity, the entire return on Zeroes, comes from the difference between the discounted issue price and the stated redemption price at maturity. The annual accretion in value of the Zeroes will constitute annual taxable income to the Fund which the Fund is required to distribute to its shareholders at least annually in order to comply with the Internal Revenue Code of 1986, as amended (the "Code"), notwithstanding that the Fund will not have received income until maturity or until the Zeroes are sold if they are sold prior to maturity. If a Zero is sold prior to maturity, the amount of income received will depend on the current market value of the Zero and the income received may be less than the accretion in value to date of sale, between the discounted issue price and the maturity value of the Zero. Zeroes are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make periodic cash distributions of interest prior to maturity.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may, without limit, enter into repurchase agreements, which are collateralized by U.S. government securities, with selected banks and brokers/dealers. Under a repurchase agreement, a fund acquires securities, subject to the seller's agreement to repurchase the securities at a specified time and price. The Fund requires the party obligated to repurchase the securities to provide it with collateral for that obligation.

If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of bankruptcy proceedings with respect to the seller of the securities, before the seller repurchases the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities held as collateral. Also, the value of such securities may decline before the Fund is able to dispose of them. For federal tax diversification purposes, repurchase agreements are treated as securities issued by the seller and not cash, cash items, receivables or U.S. Government securities.

When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

Illiquid Securities

Normally, the Fund will not invest more than 5% of its net assets in securities which are illiquid or not readily marketable; however, the Fund is permitted to invest up to 15% of its net assets in illiquid securities.

Strategic Transactions

The Fund may, but is not required to, utilize various other investment strategies, including the use of derivatives, as described below to hedge various market risks (such as changes in security prices, interest rates and currency exchange rates), or to enhance potential gain. Such strategies are generally accepted as modern portfolio management techniques and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed put and call options on securities and securities indices, and enter into various currency transactions such as currency forward contracts, and options on currencies (collectively, all of the above are called "Strategic Transactions").

Strategic Transactions involving derivatives may be used to attempt (1) to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect its unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities, or (5) as a means efficiently to change country and/or currency allocations.

The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Investment Advisor's ability to predict, which cannot be assured, pertinent market movements. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. In addition, options markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time hedging tends to limit any potential gain that might result from an increase in value of such position. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Losses resulting from the use of Strategic Transactions will reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and the risks of these techniques are described more fully in the Statement of Additional Information.

Other Securities

The Fund may also invest in other types of securities which will not constitute the Fund's principal portfolio emphasis, such as, mortgage-backed securities, asset-backed securities, indexed securities and warrants. Each of these types of securities will, if used, comprise less than 5% of the Fund's total assets. Please see the Statement of Additional Information for further details.

Fundamental Limitations

The Fund has adopted certain fundamental limitations which may not be changed without a shareholder vote and which are designed to reduce its investment risk. Some of these limitations are that the Fund may not:

         * as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;

         * purchase stock or securities of an issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer;

         * borrow money, except through reverse repurchase agreements or from banks for temporary or emergency purposes, and then only in an amount not in excess of 20% of the value of the Fund's net assets at the time the borrowing is made; or

         * purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

These limitations apply at the time the Fund purchases securities for the portfolio. See the Statement of Additional Information for other investment limitations applicable to the Fund.

PERFORMANCE TERMS AND COMPUTATIONS

From time to time the Fund may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

"Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

"Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

"Average annual total return" refers to the average annual compound rate of return of an investment in the Fund for stated periods, including the most recent fiscal or calendar year and the life of the Fund since inception.

"Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

"Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses. Please refer to the Statement of Additional Information for more information on performance.

THE FUND'S MANAGEMENT

The Board of Directors is responsible for the supervision of the general business of the Company and the Fund. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board appointed John Pasco, III to serve as President of the Company and appointed Jane H. Williams to serve as President of the Fund. The Fund employs the following persons to provide it with investment advice and to conduct its on-going business:

Investment Advisor

Sand Hill Advisors, Inc. (the "Investment Advisor"), a registered investment adviser, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), dated August 19, 1997. The Advisory Agreement is effective for an initial term of two years and thereafter may be renewed annually by the Board of Directors of the Fund.

The Investment Advisor is a privately held corporation. In addition to the assets of the Fund, the Investment Advisor manages other assets of approximately $300 million as of the date of this Prospectus. The Investment Advisor has more than three years of experience managing a mutual fund portfolio, and has approximately 16 years of experience managing investment portfolios for private clients.

Ms. Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund, Vice President of the Company, and Executive Vice President and a Director of the Investment Advisor which was founded in September of 1982 by Ms. Williams. Ms. Williams owns 35.46% of the stock of the Investment Advisor.

Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Advisor. He owns 35.46% of the stock of the Investment Advisor.

Pursuant to the Advisory Agreement, the Investment Advisor provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of its portfolio and certain other costs. The Investment Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Investment Advisor. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs and fees of registration of, or filing of notice of, its shares for sale under various state and Federal securities laws.

Under the Advisory Agreement, the Investment Advisor is entitled to be paid monthly compensation that is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is higher than that paid by many investment companies. If the assets of the Fund exceed $100,000,000, the Investment Advisor is entitled to a fee for such assets computed at an annual rate of 0.75% on such excess. The Advisory Agreement requires that the fee be paid monthly, within five (5) business days after the end of the month. The Investment Advisor has undertaken voluntarily to waive its advisory fee as described in "Fund Expenses" on page ___. All expenses not specifically assumed by the Investment Advisor are assumed by the Fund. The address of the Investment Advisor is 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, California 94025.

The Advisory Agreement contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best price and execution for the Fund's orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide the Investment Advisor with research advice or statistical services, and may be authorized to pay a commission for such transactions which is higher than the commission which would be charged by another broker. From time to time, and subject to the Investment Advisor obtaining the best price and execution for the Fund, the Board of Directors may authorize the Investment Advisor to allocate brokerage transactions to a broker in consideration of: (1) payment of an obligation otherwise payable by the Fund or (2) in consideration of the sale of Fund shares.

Administrator

Commonwealth Shareholder Services, Inc. ("CSS"), serves as administrator to the Fund pursuant to an Administrative Services Agreement, dated August 19, 1997. CSS provides certain recordkeeping, administrative and shareholder servicing functions required of registered investment companies. CSS may furnish personnel to act as the Fund's officers to conduct the Fund's business subject to the supervision and instructions of the Board of Directors.

The  Administrative  Services  Agreement provides that CSS will be paid monthly:
(1) .20% of the average daily net assets of the Fund for administration (which includes regulatory matters, backup of the pricing of the Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with fund accounting); (2) certain out-of-pocket expenses; and (3) an hourly fee for shareholder servicing and blue sky matters. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

Custodian and Accounting Services Agent

Star Bank (the "Custodian") with principal office in Cincinnati, Ohio, is the custodian and accounting services agent for the Fund. The Custodian collects income when due and holds all of the Fund's portfolio securities and cash. The Custodian is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Board of Directors.

Star Bank, as the accounting service agent, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. The address of Star Bank is 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

Transfer and Dividend Disbursing Agent

Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Fund's transfer and dividend disbursing agent. John Pasco, III, Chairman of the Board of Direcors owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Fund. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of transfer and dividend disbursing agent, including: receiving and processing orders and payments for purchases of the Fund's shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of shares and all other confirmable transactions in shareholders' accounts, and recording reinvestment of dividends and distributions of the Company's shares. Under an Agreement between the Company and FSI, dated August 19, 1997, FSI is compensated pursuant to a schedule of services, and receives reimbursement for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O. Box 26305, Richmond, VA 23260.

Principal Underwriter/Distributor

First Dominion Capital Corp. (the "Distributor") acts as the principal underwriter for the Company pursuant to an agreement dated August 19, 1997. Mr. John Pasco, III, who is President, Director and Treasurer of the Distributor, owns 100% of the stock of the Distributor. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

HOW TO INVEST

Purchases of the Fund's shares are made at the net asset value per share. A minimum initial investment of $25,000 is required to open a shareholder account, and each subsequent investment must be $50 or more. Under certain circumstances, the Fund may waive the minimum initial investment for purchases by officers, Directors and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts. The offering price per share is equal to the net asset value per share next determined after the receipt of a purchase order.

To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. Under the open account plan, your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, and eliminates the need to safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued, however, by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Purchase by Mail

For initial purchases, the account application form (the "Account Application") which accompanies this prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank and payable to the Sand Hill Portfolio Manager Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling (800)-527-9525. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Fund's records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

HOW TO REDEEM SHARES

Shares may be redeemed at any time by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. If the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate that you may need to redeem sooner than 15 days, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check. The Fund may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail

To redeem shares by mail, send the following  information to the Transfer Agent:
(1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Fund's Transfer Agent) with a signature guarantee (see "Signature Guarantees") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Fund for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Fund employs procedures reasonably designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions; however, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Redemption by Wire

If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

To help to protect you and the Fund (and its agents) from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail, signature guarantees must appear either: (a) on the written request for redemption; or (b) on a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees; and (f) foreign branches of any of the above. In addition, the Fund will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $10.00 per year from accounts valued at less than $25,000 unless the account value has dropped below $25,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value above $25,000 before the fee is deducted.

HOW TO TRANSFER SHARES

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include: (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (see "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and the Fund's annual and semi-annual reports to shareholders.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following four services for its shareholders:

Regular                       Account - allows  shareholders  to make  voluntary
                              additions  and   withdrawals  to  and  from  their
                              account as often as they wish;

Invest-A-Matic                Account - permits  automatic  monthly  investments
                              into the Fund from your checking account on a fixed or flexible schedule;

Individual Retirement Accounts (IRAs); and

Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other funds having a different investment objective from the Fund. More information on any of these services is available upon written request to the Fund.

HOW NET ASSET VALUE IS DETERMINED

The net asset value ("NAV") of the Fund's shares is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the Fund) in which there is a sufficient degree of trading in the portfolio securities of the Fund that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. The Fund's NAV is calculated at the 4:00 p.m. time set by the Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

NAV per share is determined by dividing the total value of the Fund's assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by the Fund are valued at market value.

The Fund's management may compute the NAV per share more frequently in order to protect shareholders' interests.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, it may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or net capital gain distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by the Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gain. Generally, a shareholder's tax basis in his/her Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.

The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.

TAXES

The Fund is the successor by a reorganization to a series of another investment company. The Fund will be treated as a separate corporation and will seek to qualify and maintain its qualification as a regulated investment company under Subchapter M of the Code. Provided it maintains its qualification as a regulated investment company under the Code, the Fund will not be liable for federal income taxes on income distributed as dividends to its shareholders or on net capital gains that are distributed to its shareholders or imputed to them under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test and 90% gross income test as required by the Code.

The Fund will act and invest so as to comply with the requirements of Subchapter M which are described in the Statement of Additional Information. This may mean, for example, that the Fund will be required not to engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above. The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders, who will be advised of such amounts by the Company.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the value of its assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year, which is December 31. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit; individual shareholders will usually find that the credit is more favorable. Tax exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through, and therefore the Fund may not be a suitable investment for such investors.

On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

GENERAL INFORMATION ABOUT THE FUND

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which the Company has presently allocated 50,000,000 shares to the Fund. The Board of Directors can allocate the remaining authorized but unissued shares to the Fund or may create additional series and allocate shares to such series. A share of the Fund has priority in the assets of the Fund in the event of a liquidation. The shares of the Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends or retirement, and will have no preemptive rights. Shares of the Fund will be redeemable from the assets of the Fund at any time, as described in "How to Redeem Shares" above.

Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters that concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of the Fund shall vote separately on matters which affect only the interests of the Fund. The Company's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communications in such matter.

Limitation on Use of Name - The Advisory Agreement for the Fund authorizes the Company to utilize the name "Sand Hill". The Company agrees that if the Advisory Agreement is terminated it will promptly redesignate the name of the Sand Hill Portfolio Manager Fund to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Investment Advisor waives this requirement in writing.

                           TO OBTAIN MORE INFORMATION


For further information on the Sand Hill Portfolio Manager Fund, please contact Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800) 527-9525. Additional information may also be obtained by requesting a copy of the Fund's Statement of Additional Information.

         Investment Advisor:        Sand Hill Advisors, Inc.
                                            3000 Sand Hill Road
                                            Building 3, Suite 150
                                            Menlo Park, CA  94025

         Distributor:               First Dominion Capital Corp.
                                            1500 Forest Avenue
                                            Suite 223
                                            Richmond, VA 23229

         Independent Auditors:              Tait, Weller & Baker
                                            8 Penn Center
                                            Suite 800
                                            Philadelphia, PA 19103

         General Information:     For general information on the Fund and, call
                                  the  Distributor at (800) 776-5455 Toll Free.

         Transfer Agent:          For account information, wire purchases or
                                  redemptions, call or write to the Fund's
                                  Transfer Agent:

                                                     Fund Services, Inc.
                                                     P.O. Box 26305
                             Richmond, VA 23260-6305
                            (800) 628-4077 Toll Free

         More Information:   For 24-hour, 7-days-a-week price information, call
                                (800)-527-9525.

         No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                           THE WORLD FUNDS, INC.

                                    SAND HILL PORTFOLIO MANAGER FUND


Statement of Additional Information Dated May 1, 1998


         The World Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund". This Statement of Additional Information is not a Prospectus but supplements the information contained in the Prospectus of the Sand Hill Portfolio Manager Fund (the "Fund"), dated May 1, 1998. It should be read in conjunction with the Prospectus and has been designed to provide you with further information which is not contained in the Prospectus. A Prospectus of the Fund may be obtained at no charge upon request to the Fund. Please retain this Statement of Additional Information for future reference.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


         Investment Objective and Policies................................  1

         Special Investment Considerations................................  1

         Investment Techniques............................................  1
                  Asset Allocation Categories.............................  2
                  Zero Coupon Securities..................................  3
                  Investment Companies....................................  3
                  Depository Receipts.....................................  4
                  Warrants................................................  4
                  Mortgage-Backed and Asset-Backed Securities.............  4
                  Strategic Transactions..................................  4
                  Convertible Securities..................................  9
                  Repurchase Agreements...................................  9
                  Illiquid Securities..................................... 10
                  Restricted Securities................................... 10
                  Indexed Securities...................................... 10

         Investment Restrictions.......................................... 11

         Taxes............................................................ 13

         Dividends and Distributions...................................... 17

         Portfolio Transactions........................................... 17

         Net Asset Value.................................................. 18

         Directors and Officers........................................... 20

         Investment Advisor............................................... 21

         Transfer Agent................................................... 22

         Administrator.................................................... 22

         Distribution..................................................... 22

         Expenses of the Fund......... ................................... 23

         Special Shareholder Services..................................... 23

         General Information and History.................................. 24

         Performance...................................................... 25

         Financial Statements..............................................27

         APPENDIX......................................................... 28

                              THE WORLD FUNDS, INC.

                        SAND HILL PORTFOLIO MANAGER FUND

                       Statement of Additional Information

         The Fund is a series of the Company, a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund". The Fund is a no-load diversified series of the Company.

                        Investment Objective and Policies

         The Fund's investment objective is to seek to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities (e.g., stocks), debt securities (e.g., bonds) and short term investments.

         The asset allocation and investment policies of the Fund are described in the Fund's Prospectus. The following discussion supplements the information in the Fund's Prospectus with respect to the types of securities in which the Fund may invest and the investment techniques it may use in pursuit of its investment objective.

                        Special Investment Considerations

         Investors should recognize that the Fund may invest in both domestic and foreign securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of the Fund. As foreign companies are not generally subject to the same uniform standards, practices and requirements with respect to accounting, auditing and financial reporting as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid-to- asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid-to-asked spreads in the U.S. bond market, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Furthermore, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Sand Hill Advisors, Inc. (the "Investment Advisor") seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

         Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

         Because the Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of the markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.

         The Fund cannot guarantee a gain or eliminate the risk of loss. The Fund's net asset value per share will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's investment objective will be achieved.

                              Investment Techniques

     Asset Allocation Categories. The Fund invests in three major categories of investments: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

         Equity securities consist of common stocks, securities which are convertible into common stocks, such as convertible bonds, preferred stocks, depository receipts, securities of investment companies, rights and warrants. The Investment Advisor allocates the Fund's equity investments to industries it believes will benefit from major trends and to individual stocks which exhibit superior prospects for enhancing the Fund's total return.

         Debt securities consist of bonds, notes, convertible bonds, asset-backed and mortgage-backed securities, government and government agency securities, zero coupon securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit. International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

         The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), or unrated securities which the Investment Advisor believes are of comparable quality. The Fund may also invest up to 10% of its assets in lower rated securities or securities which are unrated but are of comparable quality as determined by the Investment Advisor. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix for a description of bond ratings.

         Short-term investments are debt obligations. For purposes of the Fund's asset allocation policies, short-term investments are differentiated from debt securities. Short-term investments are generally used to protect the Fund against adverse movements of interest rates or currency exchange rates or to provide the Fund with liquidity. Debt securities, on the other hand, are generally used to seek superior total return by taking advantage of yield differentials between different securities.

         Zero Coupon Securities. The Fund may invest in zero coupon securities as described in the Prospectus. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRS-TM) and Certificate of Accrual on Treasuries (CATS-TM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates, or other evidences of ownership of the U.S. Treasury securities, has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining the Fund's "diversification".

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "Taxes").

         Investment Companies. The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined. An investor in the Fund should recognize that he may invest directly in other investment companies and that, by investing in investment companies indirectly through the Fund, he will bear not only his proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, an investor should recognize that, as a result of the Fund's policies of investing in other investment companies, he may receive taxable capital gains distributions to a greater extent than would be the case if he invested directly in the underlying investment companies.

         Depository Receipts. The Fund may utilize depository receipts, as described in the Prospectus. For purposes of determining the country of origin, depository receipts and closed-end investment companies which invest primarily in foreign securities will be deemed to be foreign securities.

         Warrants. The Fund may invest up to 5% of its net assets in warrants, provided that no more than 2% of its net assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. A warrant is a long-term option issued by a corporation that generally gives the investor the right of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

         Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and The Federal Home Loan Mortgage Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity, mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

         Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

         Strategic Transactions. The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

         Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic
Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

         A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

         An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

         Options on Securities Indices and Other Financial Indices. The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

         The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Specific transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Investment Advisor considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Investment Advisor believes that the value of schillings will decline against the U.S. dollar, the Investment Advisor may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

         Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate liquid high grade assets with its custodian to the extent fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate liquid, high grade assets equal to the exercise price.

         Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade assets equal to the amount of the fund's obligation.

         OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a forward contract, it could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Fund's activities  involving Strategic  Transactions may be limited
by  the   requirements  of  Subchapter  M  of  the  Internal  Revenue  Code  for
qualification as a regulated investment company. (See "Taxes".)

         Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. The Fund will limit its purchases of convertible securities to debt securities convertible into common stocks.

         The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment on all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").

         Repurchase Agreements. The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money-market instruments.

         Under a repurchase agreement, a fund buys a money-market instrument and obtains a simultaneous commitment from the seller to repurchase the investment at a specified time and at an agreed upon yield to the fund. The seller is required to pledge cash and/or collateral which is equal to at least 100 percent of the value of the commitment to repurchase. The collateral is held by the fund's custodian. The Fund will only enter into repurchase agreements involving U.S. Government securities in which it may otherwise invest. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item or a U.S. Government security.

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States

Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

         It is the Fund's practice to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Investment Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

         Illiquid Securities. Normally, the Fund will not invest more than 5% of its net assets in securities which are illiquid or not readily marketable; however, the Fund is permitted to invest up to 15% of its net assets in such securities. Illiquid securities are securities that cannot be sold in the ordinary course of business at approximately the prices at which they are carried on the Fund's books. The Fund will treat as illiquid repurchase agreements with maturities in excess of seven days. Illiquid securities do not include those securities that meet the requirements of Rule 144A under the Securities Act of 1933, and that have been determined to be liquid by the Investment Advisor under the supervision of the Fund's Board of Directors.

         In determining the liquidity of the Fund's portfolio securities, the Investment Advisor will consider all appropriate factors, such as: the frequency of trading in the security; the number of dealers in, and potential purchasers of, the security; dealer undertakings to maintain a market in the security; whether the security is subject to demand or tender features which enhance its marketability; and the nature of the marketplace for trading. If market quotations are not available, illiquid securities are valued at fair value as determined in good faith by the Fund's Board of Directors or a committee thereof.

         Restricted Securities. The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Advisor to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

         Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity or coupon rate is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.


         The performance of indexed securities depends to a great extent on the performance of the security, index, currency or other instrument to which they are indexed, and may also be influenced by changes in interest rates. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's credit-worthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

                             Investment Restrictions

         The policies set forth below are fundamental policies of the Fund and may not be changed without approval of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of the Fund" means the lesser of
(1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, the Fund may not:

1. as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;

2. purchase stock or securities of an issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer;

3. borrow money, except through reverse repurchase agreements or from banks for temporary or emergency purposes, and then only in an amount not in excess of 20% of the value of the Fund's net assets at the time the borrowing is made (borrowings in excess of 5% will be subject to 300% asset coverage requirements of the 1940 Act), provided that the Fund will not purchase portfolio securities when its borrowings exceed 5% of its total assets;

4. purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry;

5. act as an underwriter of securities issued by others, except to the it may extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

6.   make loans to other persons, except (a) loans of portfolio securities,  and
     (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

7. issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the corporation of which the Fund is a series; provided that the segregation of assets or other collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction, and obligations for which the Fund segregates assets in accordance with securities regulatory requirements will not be deemed to be senior securities;

8. purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate, or mortgages, and
         (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities.

         The Fund has voluntarily adopted certain policies and restrictions which are observed in the conduct of its affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         The following policies are not fundamental policies and may be changed without shareholder approval. The Fund does not currently intend to:

(a)  purchase or sell futures contracts or options thereon;

(b)  make short sales of securities;

(c)  make loans of portfolio securities;

     (d)  purchase or sell real estate limited partnership interests;

(e) purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, the Fund may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

(f) borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

(g) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin.

     (h) invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally, no more than 5% of the Fund's net assets will be invested in such securities).

        *(i) purchase put options or write covered call options if, as a result, more than 25% of the Fund's total assets would be hedged with options;

        *(j) write put options if, as a result, the Fund's total obligations upon exercise of written put options would exceed 25% of the Fund's total assets;

        *(k) purchase call options if, as a result, the current value of options premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets;

         (l) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets; provided that no more than 2% of the Fund's net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

         *NOTE: items (i), (j) and (k) above do not apply to options attached to, or purchased as a part of, their underlying securities.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

         In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

     1. invest in interests in oil, gas, or other mineral exploration or development programs;

     2. invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations;

     3. purchase or retain any securities if (i) one or more officers or directors of the Fund or its investment advisor individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

                                      Taxes

         The Fund will seek to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

         In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items including receivables, U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies.)

         The Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

         An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse, for years prior to 1997) for that year. Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by the Fund result in a reduction in the net asset value of its shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their invested capital upon the distribution, which will nevertheless be taxable to them.

         The Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

         If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

         Certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

         Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of the Fund which consist of at least one position not governed by Section 1256 and at least one forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle". Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         A portion of the difference between the issue price of zero coupon securities and their stated redemption price at maturity ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

         The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.

         In January of each year the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes. Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

         The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions.

                           Dividends and Distributions

         As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).

         All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                             Portfolio Transactions

         It is the policy of the Investment Advisor, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best net price and most favorable execution for securities transactions taking into account such factors as price, commission, where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Investment Advisor, the Investment Advisor then arranges for execution of the transaction in a manner deemed to provide the best net price and most favorable execution for the Fund.


         The Fund has authorized the Investment Advisor to allocate a portion of its brokerage commissions to persons or firms providing the Investment Advisor with investment recommendations, statistical, research or similar services useful to the Investment Advisor's investment decision making process for the
Fund or other clients. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Fund's Investment Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Investment Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. While there is no specific agreement or formula to do so, and subject to obtaining best net price and most favorable execution the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Investment Advisor generally does not, when placing portfolio transactions for the Fund, pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

         When two or more accounts managed by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each account. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors of the Company that these advantages, when combined with the other benefits available because of the Investment Advisor's organization, outweigh the disadvantages that may be said to exist from this treatment of transactions.

         Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

         The Fund paid $7,270, $7,086 and $6,474 in brokerage commissions for the years ended December 31, 1995, 1996 and 1997, respectively.

         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in the Investment Advisor's opinion, to meet the Fund's objective. The Investment Advisor anticipates that the Fund's average annual portfolio rate will be less than 100%.


                                 Net Asset Value

         The Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. The Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

         The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

         NAV per share is determined by dividing the total value of the Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

         The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

         Generally, securities owned by the Fund are valued at market value. In valuing the Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the Exchange, will be valued at the last sale price prior to the close of regular trading on the Exchange. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Fund as the primary market. Securities will be valued using quotations on the exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

         Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board of Directors.

         A security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

         Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Fund's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

         The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Fund's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

         Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S. dollars) into United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of all of the portfolio securities used in such calculation. If events materially affecting the value of a portfolio security occur between the time when its closing price is determined and the time when the Fund's net asset value is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

         U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

         Any purchase order may be rejected by the Distributor or by the Fund.

         The Company has reserved the right to redeem in-kind but does not intend to do so under normal circumstances.


                             Directors and Officers

         The following is a list of the Company's Directors and Officers, their dates of birth and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
         Chairman, Director, and Treasurer
         1500 Forest Ave, Suite 223; Richmond, VA 23229

     Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the Company's Administrator, since 1985. Director, President and Treasurer of Commonwealth Capital Management, Inc. (a registered investment advisor) since 1983. Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank. Mr. Pasco is also a certified public accountant.

Samuel Boyd, Jr. (9/18/40)
         Director
         10808 Hob Nail Court, Potomac, MD 20854

     Mr. Boyd is currently the Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
         Director
         5272 River Road, Bethesda, MD 20816

     Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
         Director
         8704 Berwickshire Drive, Richmond, VA 23229

     Mr. Dickinson is currently the President of Alfred J. Dickinson, Inc., Realtors.

     *Jane H. Williams (6/28/48) Vice President of the Company and President of the Sand Hill Portfolio Manager Fund 3000 Sand Hill Blvd. Suite 150, Menlo Park, California 94025-7111.

     Ms. Williams is Executive Vice President and a Director of Sand Hill Advisors, Inc. which was founded in September 1982 by Ms. Williams.

*F. Byron Parker, Jr. (1/26/43)
         Secretary
         810 Lindsay Court, Richmond, VA 23229

     Secretary of Commonwealth Shareholder Services, Inc. since 1986. Partner in the law firm Mustian & Parker.


*   Persons deemed to be "interested" persons of the Company under the 1940 Act.

         During the fiscal year ended December 31, 1997, the Directors of the Company received compensation from the Company, as follows:

                                                Compensation Table

-------------------------------------------------------------------------------------------------------------------

              (1)                        (2)                   (3)                 (4)                 (5)
                                                                                                      Total
                                                           Pension or                             Compensation
                                                           Retirement                            From Registrant
                                      Aggregate         Benefits Accrued    Estimated Annual        and Fund
        Name of Person,             Compensation         As Part of Fund      Benefits Upon      Complex Paid to
            Position               From Registrant          Expenses            Retirement          Directors
John Pasco, III                          $0                    N/A                 N/A                 $0
  Director
Samuel Boyd, Jr.                         $0                    N/A                 N/A                 $0
  Director
William E. Poist                         $0                    N/A                 N/A                 $0
  Director
Paul M. Dickinson                        $0                    N/A                 N/A                    $0
  Director


     The directors and officers of the Company, as a group, do not own 1% or more of the Fund.

         To the best knowledge of the Fund, as of April 17, 1998 the following persons own of record or beneficially 5% or more of the Fund's shares, and own such shares in the amounts indicated: (1) Kaplan Co. 5300 Stevens Creek #380, San Jose, CA 95129 (5.54%); (2) Arthur and Anna Kull 280 West Market Run, Idaho Falls, ID 83404 (6.68%) and (3) National Financial Services for the beneift of Amy Ming Che 250 Baldwin Avenue, Apt. 703 San Mateo, CA 94401- 3923 (5.01%).

                               Investment Advisor

         Sand Hill Advisors, Inc. (the "Investment Advisor") manages the investment of the assets of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement will be effective for a period of two years from August 19, 1997 and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the

Company's Board of Directors or by the Investment Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

         The Company has designated Jane H. Williams, Executive Vice President and a Director of the Investment Advisor, as a Vice President of the Company and President of the Fund.

         Under the Advisory Agreement the monthly compensation paid to the Investment Advisor is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. If the average daily net assets of the Fund exceed $100,000,000, the fee for such assets will be computed at the annual rate of 0.75% on such excess. The fee is paid monthly within five (5) business days after the end of the month. The Advisor received $27,452 from the Fund and waived $27,452 of its fee in the year ended December 31, 1995 and received $53,649 from the Fund and waived $34,043 of its fee in the year ended December 31, 1996. The Advisor received $80,675 from the Fund in the year ended December 31, 1997.

         The Advisory Agreement contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best net price and most favorable execution of its orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell shares of the Fund. See "Portfolio Transactions" on page ___.

         The address of the Investment Advisor is 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, California 94025.

                                 Transfer Agent

         Fund Services, Inc. ("FSI") is the Company's Transfer and Disbursing Agent, pursuant to a Transfer Agent Agreement. The Transfer Agent Agreement is dated August 19, 1997. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of Commonwealth Shareholder Services, Inc. (the Administrator of the Fund) owns one-third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and Commonwealth Shareholder Services Inc.

         Pursuant to the Transfer Agent Agreement the minimum annual fee for the Fund is $16,500. In 1995, 1996 and 1997 the Fund paid FSI $12,579, $24,190 and
$19,313 respectively.

                                  Administrator

         Commonwealth Shareholder Services, Inc. is the Company's Administrator pursuant to an Administrative Services Agreement (the "Service Agreement"), which is dated August 19, 1997. The Service Agreement is described in the Fund's Prospectus. This agreement continues in effect from year to year for a period of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually. In 1995, 1996 and 1997 the Fund paid $24,766, $17,681 and $22,263 respectively in administrative fees.

                                  Distribution

         Shares of the Fund are sold at net asset value on a continuous basis, without a sales charge.

          First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the stock of the Distributor, and is its President, Treasurer and a Director.

                              Expenses of the Fund

         The Fund will pay its expenses not assumed by the Investment Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

         The allocation of the general expenses of the Fund is made on a basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

         Investors should understand that the Fund's expense ratio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities paid by the Fund is higher.

                          Special Shareholder Services

         As described briefly in the Prospectus, the Fund offers the following shareholder services:

         Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

         Telephone Transactions: You may redeem shares or transfer into another fund by telephone if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

         The Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

         Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

         Individual Retirement Account (IRA) - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee

Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

         If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

         How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

                         General Information and History

         The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Fund. The Board of Directors can allocate the remaining authorized but unissued shares to the Fund, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

    If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

    The shares of each series when issued are fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and have no preemptive rights. The shares of any series are redeemable from the assets of that series at any time at a shareholder's request at the current net asset value of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

    The investment advisory fees payable to Sand Hill Advisors, Inc. by the Fund and the expense limitation guarantee formula of the Fund will be based upon the assets of the Fund.

    Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

    Limitation on Use of Name - The Advisory Agreement for the Fund authorizes the Company to utilize the name "Sand Hill". The Company agrees that if the Advisory Agreement is terminated it will promptly redesignate the name of the Sand Hill Portfolio Manager Fund to eliminate any reference to the name "Sand Hill" or any derivation thereof unless the Investment Advisor waives this requirement in writing.

   Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Fund and its advisors governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated, as deemed necessary annually.

                                   Performance

         Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

         Performance  quotations by investment  companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

         Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the Commission formula:
                                6
                  Yield = 2 [(a-b + 1) -1]
                            cd
where:

a   =    dividends and interest earned during the period.

b   =    expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d   =    the maximum offering price per share on the last day of the period.

     Total Return. The composite average annual total returns for the Sand Hill Fund and the Fund for the periods indicated are as follows:


                                                       One-Year Period
                                                              Ended
                          From Inception to
    Fund Name             12/31/97                            12/31/97


Sand Hill Portfolio Manager Fund   19.87%                     16.26%


         As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                                    n
                           P(1+T) = ERV

where:

P        =        a hypothetical initial payment of $1,000

T        =        average annual total return

n        =        number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods (or fractional portion thereof).

         Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

         Occasionally, statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than
1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

         Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks.
Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other  material,  published by Morningstar,
Inc. - provides proprietary ratings and analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, 1 utility, 2 transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) In assessing such comparisons of yield, total return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              Financial Statements

         The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

                                    APPENDIX


                      DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers 1,2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation, indicating an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

         Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB is the lowest and CC is the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Investment Advisor:                 Sand Hill Advisors, Inc.
                                    3000 Sand Hill Road
                                    Building Three, Suite 150
                                    Menlo Park, CA  94025


Distributor:                        First Dominion Capital Corp.
                                    1500 Forest Ave., Suite 223
                                    Richmond, VA 23229


Independent Auditors:               Tait, Weller & Baker
                                    Two Penn Center Plaza
                                    Suite 700
                                    Philadelphia, PA 19102


Transfer Agent:                     For account information, wire purchases or
                                    redemptions, call or write to the Fund's
                                    Transfer Agent:

                                            Fund Services, Inc.
                                            P.O. Box 26305
                                            Richmond, VA 23260-6305
                                            (800) 628-4077 Toll Free


More Information:                   For 24-hour, 7-days-a-week price information
                                    call (800)-527-9525.

                                    For information on the Fund, investment plans, or other shareholder services, call the Company at (800)-527-9525 during normal business hours, or write the Company at 1500 Forest Avenue, Suite 223, Richmond, VA 23229

                                    THE WORLD FUNDS, INC.
              1500 Forest Avenue, Suite 223, P.O. Box 8687, Richmond, Va. 23229
                     (804) 285-8211 * (800) 527-9525 * Fax (804) 285-8251



June 30, 1998



VIA EDGAR
Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:      The World Funds, Inc.
                  File Number 333-29289 and 811-8255
                  Filed Pursuant to Rule 497 (c)

Gentlemen:

         Transmitted herewith for electronic filing on behalf of The World Funds, Inc., please find enclosed, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information of the Funds dated May 1, 1998 for the Sand Hill Portfolio Manager Fund series.

         Should you have any questions, regarding the filing of such documents, please call the undersigned or Kathy Brooker.

Sincerely,



/s/ John Pasco, III_
John Pasco, III